The Cascades Trust
Aquila Tax-Free Trust of Oregon

Supplement dated July 25, 2017
to the Summary Prospectus, Prospectus and Statement of Additional Information
dated July 25, 2017

Effective September 1, 2017, shareholders who purchase in excess of $250,000 of Class A shares in a single purchase will not pay a front-end sales charge, but may be subject to a contingent deferred sales charge on the redemption of those shares under certain circumstances.  Accordingly, effective September 1, 2017, the following disclosure replaces anything to the contrary in the Summary Prospectus, Prospectus and Statement of Additional Information:

Sales Charges – Class A Shares
Effective September 1, 2017, a “single purchaser” will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of shares of any class of any of the funds in the Aquila Group of Funds in accordance with the following table:
I Amount of Purchase Plus Value of All Other Shares Held By a Single Purchaser	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Net Amount Invested

Less than $25,000	4.00%	4.17%
$25,000 but less than $50,000	3.75%	3.90%
$50,000 but less than $100,000	3.50%	3.63%
$100,000 but less than $250,000	3.25%	3.36%

Sales Charges for Purchases of $250,000 or More
Effective September 1, 2017, a shareholder will not pay a sales charge at the time of purchase when he or she purchases “CDSC Class A Shares.” CDSC Class A Shares are: (i) Class A Shares issued in a single purchase of $250,000 or more by a single purchaser; and (ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Trust or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $250,000 or more.

Redemption of CDSC Class A Shares
Effective September 1, 2017, the CDSC payable on redemptions of CDSC Class A Shares will be calculated according to the following table:

CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares (with the exception of Class T Shares) at Time Shares Being Redeemed were Originally Purchased	During First Two Years After Purchase	During Third and Fourth Years After Purchase
$1 million and up to $2.5 million	1%	0.50%
Over $2.5 million and up to $5 million	0.50% on shares redeemed in year 1 0.25% on shares redeemed in year 2	None
Over $5 million	None	None

ORPS-0717